UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2011


                       ADVANCED MESSAGING SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                      333-160069                 98-0561888
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

   2377 Gold Meadow Way, Suite 100
       Gold River, California                                      95670
(Address of Principal Executive Offices)                         (Zip Code)

                                 (916) 526-2662
               Registrant's telephone number, including area code

           Former name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 8, 2011, Advanced Messaging Solutions, Inc., a Nevada corporation (the "Company") entered into a letter of intent with Shenzhen CC Power Corporation, a People's Republic of China company ("CC Power"), (the "LOI"), in connection with a proposed share exchange transaction by and between the Company and CC Power whereby the Company will acquire all of the shares of outstanding capital stock of CC Power in exchange for the issuance of a certain ownership interest in the Company to the shareholders of CC Power (the "Share Exchange"). CC Power provides mobile phones and internet products through monthly subscriptions to large cellular phone carriers and OEM partners.

     In accordance with certain non-binding terms of the LOI and subject to satisfactory completion of due diligence, the terms and conditions of the Share Exchange shall be as set forth in a formal definitive agreement containing customary representations and warranties, covenants and indemnification provisions, to be negotiated and entered into by and between the parties within sixty (60) days of the execution of the LOI. The closing of the Share Exchange (the "Closing") shall occur on or before thirty (30) days form the date on which CC Power completes an audit of its financial statements as required to be filed by the Company upon the Closing in accordance with U.S. securities laws.

     As part of the Share Exchange, the Company shall issue to the shareholders of CC Power or their legal nominees fifty and one half percent (50.5%) of the outstanding common stock of the Company. Upon the Closing, CC Power shall become a wholly-owned subsidiary of the Company.

     The foregoing description is qualified in its entirety by reference to the LOI filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                         Exhibit Description
-----------                         -------------------
  10.1 Letter of Intent by and between Shenzhen CC Power Corporation and Advanced Messaging Solutions, Inc., dated March 8, 2011.

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MESSAGING SOLUTIONS, INC.,
                                       a Nevada Corporation


Dated: March 9, 2011                   /s/ Jaime Brodeth
                                       -----------------------------------------
                                       Jaime Brodeth
                                       President

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